UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 30, 2015

CUBESMART

CUBESMART, L.P.

(Exact Name of Registrant as Specified in its Charter)

Maryland	001-32324	20-1024732
(CubeSmart)

Delaware
(CubeSmart, L.P.)	000-54462	34-1837021
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

5 Old Lancaster Road
Malvern, PA 19355
(Address of principal executive offices) (Zip Code)

(610) 535-5000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

On December 30, 2015, CubeSmart, a Maryland real estate investment trust (the “Company”), and CubeSmart, L.P., a Delaware limited partnership (the “Operating Partnership”), entered into an Equity Distribution Agreement (the “Barclays Equity Distribution Agreement”) among the Company, the Operating Partnership and Barclays Capital Inc. (“Barclays”) and separate amendments (the “Amendments”) to each of the Equity Distribution Agreements (as amended, collectively the “Initial Equity Distribution Agreements” and, together with the Amendments and the Barclays Equity Distribution Agreement, the “Equity Distribution Agreements”) entered into on May 7, 2013 and amended on May 5, 2014 and October 2, 2014 with each of Wells Fargo Securities, LLC, BMO Capital Markets Corp., Jefferies LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated and RBC Capital Markets, LLC (collectively, the “Initial Sales Agents” and together with Barclays, the “Sales Agents”) in connection with the Company’s “at-the-market” offering program (the “Offering”).  The Amendments increased the number of common shares of beneficial interest of the Company, $0.01 par value per share (the “Common Shares”) which the Company may now sell through the Initial Sales Agents.  Pursuant to the Equity Distribution Agreements, the Company may sell, from time to time, up to 40,000,000 Common Shares through the Sales Agents.  Pursuant to a prospectus supplement filed on December 30, 2015, 10,193,055 Common Shares remain available for offer and sale under the Equity Distribution Agreements.

The Common Shares are being offered and sold pursuant to the Company’s automatic shelf registration statement on Form S-3 (Registration No. 333-194661) (the “Shelf Registration Statement”) filed with the Securities and Exchange Commission (the “SEC”) on March 18, 2014, which became effective immediately upon filing. A prospectus supplement relating to the Offering has been filed today with the SEC to continue the Offering under the Shelf Registration Statement.

The legal opinion of Pepper Hamilton LLP relating to the legality of the shares offered by the prospectus supplement and the legal opinion of Pepper Hamilton with respect to certain tax matters are attached as Exhibit 5.1 and Exhibit 8.1, respectively, to this Current Report.

The Company intends to contribute the net proceeds from the offering of the Common Shares to the Operating Partnership in exchange for partnership units of the Operating Partnership. The Operating Partnership intends to use the net proceeds from the Offering for general business purposes, including, without limitation, repayment of outstanding debt, facility acquisitions, developments, joint ventures, capital expenditures, working capital and other general corporate purposes.

The other specifics of the Initial Equity Distribution Agreements are incorporated by reference from the Company’s Current Reports on Form 8-K filed with the Securities and Exchange Commission on May 7, 2013, May 5, 2014 and October 2, 2014.  The Barclays Equity Distribution Agreement is filed as Exhibit 1.1 hereto and the Form of Amendments is filed as Exhibit 1.2 hereto. The description of the material terms of the Barclays Equity Distribution Agreement and Amendments in this Item 1.01 are qualified in their entirety by reference to such exhibits, respectively, which are incorporated herein by reference.

This Current Report on Form 8-K shall not constitute an offer to sell or a solicitation of an offer to buy any securities, nor shall there be any sale of these securities in any state or jurisdiction in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or other jurisdiction.

Item 3.02 Unregistered Sales of Equity Securities

The information about the issuance by the Operating Partnership of additional partnership units under Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.02.

Item 9.01.  Financial Statements and Exhibits.

(d)                                 Exhibits

Exhibit No.	Description

1.1	Equity Distribution Agreement, dated December 30, 2015, by and among CubeSmart, CubeSmart, L.P. and Barclays Capital Inc.
1.2	Form of Amendment No. 3 to Equity Distribution Agreement, dated December 30, 2015, by and among CubeSmart, CubeSmart, L.P. and each of the Initial Sales Agents.
5.1	Opinion of Pepper Hamilton LLP regarding the legality of the shares offered.
8.1	Opinion of Pepper Hamilton LLP with respect to certain tax matters.
23.1	Consent of Pepper Hamilton LLP (included in Exhibit 5.1).
23.2	Consent of Pepper Hamilton LLP (included in Exhibit 8.1).

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, each of the registrants has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

CubeSmart

By:	/s/ Jeffery P. Foster
Jeffrey P. Foster
Senior Vice President, Chief Legal Officer & Secretary

CubeSmart, L.P.

By: CubeSmart, its general partner

By:	/s/ Jeffrey P. Foster
Jeffrey P. Foster
Senior Vice President, Chief Legal Officer & Secretary

Date:  December 30, 2015

EXHIBIT INDEX

Exhibit No.	Description

1.1	Equity Distribution Agreement, dated December 30, 2015, by and among CubeSmart, CubeSmart, L.P. and Barclays Capital Inc.
1.2	Form of Amendment No. 3 to Equity Distribution Agreement, dated December 30, 2015, by and among CubeSmart, CubeSmart, L.P. and each of the Initial Sales Agents.
5.1	Opinion of Pepper Hamilton LLP regarding the legality of the shares offered.
8.1	Opinion of Pepper Hamilton LLP with respect to certain tax matters.
23.1	Consent of Pepper Hamilton LLP (included in Exhibit 5.1).
23.2	Consent of Pepper Hamilton LLP (included in Exhibit 8.1).